Portfolio of Investments

September 30, 2019 (unaudited)

Long Term Global Growth Equity Fund

	Shares	Value
COMMON STOCKS — 98.3%
CANADA — 1.9%
Shopify, Inc., Class A *	15,069	$4,696,405
CHINA — 24.4%
Alibaba Group Holding Ltd. ADR*	105,126	17,580,221
Ctrip.com International Ltd. ADR*	138,072	4,044,129
Meituan Dianping, Class B *	803,400	8,205,433
NetEase, Inc. ADR	16,425	4,372,006
NIO, Inc. ADR*	367,492	573,288
Pinduoduo, Inc. ADR*	113,340	3,651,815
TAL Education Group ADR*	147,497	5,050,297
Tencent Holdings Ltd.	436,000	18,236,974
		61,714,163
FRANCE — 7.6%
Hermes International	7,337	5,067,530
Kering	21,600	11,007,071
L’Oreal SA	11,186	3,128,386
		19,202,987
GERMANY — 2.2%
Delivery Hero SE*	87,911	3,902,855
Rocket Internet SE*	69,349	1,791,024
		5,693,879
HONG KONG — 1.7%
AIA Group Ltd.	445,800	4,204,362
NETHERLANDS — 3.5%
ASML Holding NV	35,938	8,913,138
SPAIN — 2.5%
Industria de Diseno Textil SA	202,100	6,254,529
UNITED STATES — 54.5%
Alphabet, Inc., Class C *	8,318	10,139,642
Amazon.com, Inc.*	12,610	21,889,825
Atlassian Corp. PLC, Class A *	57,321	7,190,346
Bluebird Bio, Inc.*	19,640	1,803,345
DexCom, Inc.*	33,427	4,988,645
Facebook, Inc., Class A *	73,008	13,001,265
Illumina, Inc.*	65,844	20,031,062
Intuitive Surgical, Inc.*	14,644	7,906,735
Ionis Pharmaceuticals, Inc.*	66,456	3,981,379
Netflix, Inc.*	33,494	8,963,664
NVIDIA Corp.	49,471	8,611,417
Peloton Interactive, Inc., Class A *	60,618	1,521,512
salesforce.com, Inc.*	40,557	6,020,281
Spotify Technology SA*	45,303	5,164,542

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2019.

	Shares	Value
Tesla, Inc.*	44,897	$10,814,340
Workday, Inc., Class A *	32,929	5,596,613
		137,624,613
TOTAL INVESTMENTS — 98.3% (cost $187,208,467)		$248,304,076
Other assets less liabilities — 1.7%		4,420,661
NET ASSETS — 100.0%		$252,724,737

*                 Non-income producing security.

ADR   -   American Depositary Receipt

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$177,592,774	$70,711,302	$—	$248,304,076
Total	$177,592,774	$70,711,302	$—	$248,304,076

**          Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2019.